Exhibit 10.1
SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

    THIS SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of September 18, 2024, among PEBBLEBROOK HOTEL, L.P., a Delaware limited partnership (the “Borrower”), PEBBLEBROOK HOTEL TRUST, a Maryland real estate investment trust (the “Parent REIT”), each Lender (defined below) party hereto, and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”) and L/C Issuer (the Administrative Agent, the L/C Issuer, and Lenders are each a “Credit Party” and collectively “Credit Parties”).

R E C I T A L S

    A.    The Borrower, the Parent REIT, certain guarantors (each a “Guarantor” and collectively “Guarantors;” the Borrower, the Parent REIT and the Guarantors are each a “Loan Party” and collectively the “Loan Parties”), the Administrative Agent, the L/C Issuer, and certain lenders (each, a “Lender” and collectively, “Lenders”) are parties to that certain Fifth Amended and Restated Credit Agreement dated as of October 13, 2022 (as may be modified, amended, renewed, extended, or restated prior to the date hereof, the “Credit Agreement”).

    B.    The parties hereto desire to amend the Credit Agreement, subject to the terms and conditions set forth herein.

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    1.    Terms and References. Unless otherwise stated in this Amendment (a) terms defined in the Credit Agreement have the same meanings when used in this Amendment, and (b) references to “Sections” are to the Credit Agreement’s sections.

    2.    Amendments to the Credit Agreement.

    (a)    Section 1.01 of the Credit Agreement is hereby amended to delete the definition of “Negative Pledge” in its entirety and replace such definition with the following:

“Negative Pledge” means a provision of any agreement (other than this Agreement or any other Loan Document or any document relating to Specified Debt on terms no more onerous in any material respect than those set forth in this Agreement) that prohibits the creation of any Lien on any assets of a Person; provided, however, that neither (a) an agreement that establishes a maximum ratio of unsecured debt to unencumbered assets, or of secured debt to total assets, or that otherwise conditions a Person’s ability to encumber its assets upon the maintenance of one or more specified ratios that limit such Person’s ability to encumber its assets but that do not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets nor (b) any requirement for the grant in favor of the holders of any Unsecured Indebtedness of an equal and ratable Lien in connection with a pledge of any property or asset to secure the Obligations or any other Indebtedness, shall constitute a “Negative Pledge” for purposes of this Agreement.
    (b)    Section 7.09 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

Second Amendment to Fifth Amended and
Restated Credit Agreement

7.09    Burdensome Agreements. Enter into any Contractual Obligation (other than this Agreement or any other Loan Document) that (a)(i) limits the ability of any Subsidiary to make Restricted Payments to the Borrower or any Guarantor or to otherwise transfer property to the Borrower or any Guarantor, (ii) limits the ability of any Subsidiary to Guarantee the Obligations of the Borrower other than (A) any requirement for the grant of a Guarantee in favor of the holders of any Unsecured Indebtedness that is equal and ratable to the Guarantee set forth in Section 11 or (B) in connection with a property-specific financing involving a Non-Guarantor Subsidiary as the borrower or (iii) constitutes a Negative Pledge; provided, however, that clauses (ii) and (iii) shall not prohibit any Negative Pledge incurred or provided in favor of any holder of Indebtedness in respect of (A) capital leases, Synthetic Lease Obligations and purchase money obligations for fixed or capital assets permitted hereunder, or (B) a property-specific financing involving only a Non-Guarantor Subsidiary as the borrower, in each case solely to the extent any such Negative Pledge relates to the property financed by or the subject of such Indebtedness; or (b) requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure another obligation of such Person other than any requirement for the grant of a Lien in favor of the holders of any Unsecured Indebtedness of an equal and ratable Lien in connection with a pledge of any property or asset to secure the Obligations or any other Indebtedness.
    3.    Amendments to other Loan Documents.

    (a)    All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement, as modified and amended hereby, and as may, from time to time, be further amended, modified, extended, renewed, and/or increased.

    (b)    Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

    4.    Conditions Precedent. This Amendment shall not be effective unless and until:

(a)the Administrative Agent receives fully executed counterparts of this Amendment signed by the Borrower, the Parent REIT, the Administrative Agent, and the Required Lenders;

(b)the representations and warranties in the Credit Agreement, as amended by this Amendment, and each other Loan Document are true and correct in all material respects on and as of the date of this Amendment as though made as of the date of this Amendment except to the extent that (i) any of them speak to a different specific date, in which case they shall be true and correct in all material respects on and as of such earlier date; provided, that for purposes of this Amendment, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement;

(c)the Administrative Agent receives payment of all reasonable fees and expenses of the Administrative Agent in connection with this Amendment; and

(d)after giving effect to this Amendment, no Default or Event of Default exists.

Second Amendment to Fifth Amended and
Restated Credit Agreement
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    5.    Ratifications. Each of the Borrower and the Parent REIT (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and liens granted, conveyed, or assigned to or for the benefit of the Credit Parties under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future obligations of the Borrower under the Credit Agreement and the other Loan Documents, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as the Administrative Agent may request in order to create, perfect, preserve, and protect those guaranties, assurances, and liens.

    6.    Representations. Each Loan Party represents and warrants to the Credit Parties that as of the date of this Amendment: (a) this Amendment has been duly authorized, executed, and delivered by the Borrower and the Parent REIT; (b) no action of, or filing with, any governmental authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by the Borrower or the Parent REIT of this Amendment except for those which have been obtained; (c) the Loan Documents, as amended by this Amendment, are valid and binding upon each Loan Party and are enforceable against each Loan Party in accordance with their respective terms, except as limited by Debtor Relief Laws; (d) the execution, delivery, and performance by the Borrower and the Parent REIT of this Amendment does not require the consent of any other Person and do not and will not constitute a violation of any laws, agreements, or understandings to which any Loan Party is a party or by which any Loan Party is bound except for those which have been obtained; (e) all representations and warranties in the Loan Documents are true and correct in all material respects except to the extent that (i) any of them speak to a different specific date, in which case they shall be true and correct in all material respects on and as of such earlier date; provided, that for purposes of this Amendment, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; (f) the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects; and (g) no Default or Event of Default exists.

    7.    Continued Effect. Except to the extent amended hereby, all terms, provisions and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

Second Amendment to Fifth Amended and
Restated Credit Agreement
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8.    Electronic Signatures. This Amendment and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment (each a “Communication”), including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of the Borrower and the Parent REIT agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on the Borrower and the Parent REIT to the same extent as a manual signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of the Borrower and the Parent REIT enforceable against such in accordance with the terms thereof to the same extent as if manually executed. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include use or acceptance by the Administrative Agent and each of the Lenders of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each of the Lenders may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the Borrower or the Parent REIT without further verification and (b) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by such manually executed counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

    9.    Miscellaneous. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed -- and its performance enforced -- under New York law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts (originals or facsimile copies followed by originals) with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

10.    Entireties. The Credit Agreement as amended by this Amendment represents the final agreement between the parties about the subject matter of the Credit Agreement as amended by this Amendment and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

    11.    Parties. This Amendment binds and inures to the Borrower, the Parent REIT and each Credit Party, and their respective successors and permitted assigns.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]
Second Amendment to Fifth Amended and
Restated Credit Agreement
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EXECUTED as of the date first stated above.

BORROWER:	PEBBLEBROOK HOTEL, L.P., a Delaware
limited partnership

	By:	PEBBLEBROOK HOTEL TRUST, a
Maryland Real Estate Investment Trust,
its general partner

		By:	/s/ Raymond D. Martz
			Name:	Raymond D. Martz
			Title:	Co-President,
Chief Financial Officer,
Treasurer and Secretary

PARENT REIT:	PEBBLEBROOK HOTEL TRUST, a
Maryland Real Estate Investment Trust

	By:	/s/ Raymond D. Martz
		Name:	Raymond D. Martz
		Title:	Co-President,
Chief Financial Officer,
Treasurer and Secretary

Signature Page to Second Amendment to Fifth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as the
Administrative Agent, the L/C Issuer, and a Lender

	By:	/s/ Roger C. Davis
		Name:	Roger C. Davis
		Title:	Senior Vice President

Signature Page to Second Amendment to Fifth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

LENDERS:	WELLS FARGO BANK, N.A., as a Lender

	By:	/s/ Austin Swaim
		Name:	Austin Swaim
		Title:	Vice President

Signature Page to Second Amendment to Fifth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

U.S. BANK NATIONAL ASSOCIATION, as
a Lender

By:	/s/ Germaine Korhone
	Name:	Germaine Korhone
	Title:	Senior Vice President

Signature Page to Second Amendment to Fifth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

RAYMOND JAMES BANK, as a Lender

By:	/s/Alexander Sierra
	Name:	Alexander Sierra
	Title:	Senior Vice President

Signature Page to Second Amendment to Fifth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

CAPITAL ONE, N.A., as a Lender

By:	/s/ Jessica W. Phillips
	Name:	Jessica W. Phillips
	Title:	Authorized Signatory

Signature Page to Second Amendment to Fifth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

PNC BANK NATIONAL ASSOCIATION, as
a Lender

By:	/s/ Shari L. Reams-Henofer
	Name:	Shari L. Reams-Henofer
	Title:	Senior Vice President

Signature Page to Second Amendment to Fifth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

REGIONS BANK, as a Lender

By:	/s/ Ghi S. Gavin
	Name:	Ghi S. Gavin
	Title:	Senior Vice President

Signature Page to Second Amendment to Fifth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

TD BANK, N.A., as a Lender

By:	/s/ Michael Duganich
	Name:	Michael Duganich
	Title:	Vice President

Signature Page to Second Amendment to Fifth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

TRUIST BANK, as a Lender

By:	/s/ C. Vincent Hughes, Jr.
	Name:	C. Vincent Hughes, Jr.
	Title:	Director

Signature Page to Second Amendment to Fifth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

SUMITOMO MITSUI BANKING
CORPORATION, as a Lender

By:	/s/ Khrystyna Manko
	Name:	Khrystyna Manko
	Title:	Director

Signature Page to Second Amendment to Fifth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust